UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2019

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on April 3, 2019, Amyris, Inc. (the “Company”) received a letter (the “Non-Compliance Letter”) from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was not in compliance with Nasdaq Listing Rule 5250(c)(1) for continued listing on Nasdaq (the “Rule”) as a result of the Company’s failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 10-K”). The receipt of the Non-Compliance Letter and related matters were reported in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 9, 2019, which is incorporated herein by reference. On May 14, 2019 and August 16, 2019, the Company received further notices from Nasdaq that the Company remained non-compliant with the Rule as a result of the Company’s failure to timely file its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019, respectively (collectively, the “Delinquent Reports”).

On October 1, 2019, the Company received a determination letter from the Staff notifying the Company that, due to the fact that the Company had not filed the Delinquent Reports by September 30, 2019, the deadline by which the Company was required to file all Delinquent Reports in order to regain compliance with the Rule, the Company’s common stock was subject to suspension of trading and delisting from The Nasdaq Global Select Market at the opening of business on October 10, 2019.

The Company filed the 2018 10-K with the SEC on October 1, 2019 and filed the Delinquent Reports with the SEC on October 7, 2019, and subsequently received a letter from the Staff notifying the Company that it had regained compliance with the Rule and that the Company’s common stock was no longer subject to suspension of trading or delisting from Nasdaq.

Item 7.01	Regulation FD Disclosure.

On October 7, 2019, the Company issued a press release regarding the matters discussed herein, a copy of which is attached hereto as Exhibit 99.1

The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press release, issued October 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: October 7, 2019	By:	/s/ Jonathan Wolter
Jonathan Wolter
Interim Chief Financial Officer